DIREXION MONTHLY COMMODITY BULL 2X FUND (DXCLX)

A SERIES OF THE DIREXION FUNDS

Supplement dated June 13, 2014 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

each dated December 27, 2013, as last supplemented April 28, 2014

IMPORTANT NOTICE REGARDING CHANGE OF INVESTMENT POLICY FOR THE FUND

The Board of Trustees of Direxion Funds (the “Trust”) has approved a change in the name and target index of the Direxion Monthly Commodity Bull 2X Fund (the “Fund”). Effective on or about July 7, 2014 (the “Effective Date”), the Fund will be renamed as shown in the table below:

Current Fund Name	New Fund Name
Direxion Monthly Commodity Bull 2X Fund	Direxion Monthly Natural Resources Bull 2X Fund

On the Effective Date, the Fund’s target index will change as shown in the table below and all references to the Current Target Index in the prospectus and SAI will be replaced with the New Target Index:

Current Target Index	New Target Index
Morgan Stanley® Commodity Related Equity Index	S&P North American Natural Resources Sector Index

On the Effective Date, the Current Target Index description will be replaced with the New Target Index description on page 61 of the Prospectus in the second paragraph under the “Principal Investment Strategy” section as follows:

The Index is a modified-capitalization weighted equity index containing U.S. traded stocks of natural resource related companies in the United States and Canada. The stocks are selected from a universe of U.S. traded stocks that are classified under the GICS® energy and materials sectors, excluding stocks in the chemical and steel sub-industry. The stocks must have a market capitalization above $2.4 billion to be included in the Index. The Index rebalances semi-annually, in June and December. As of March 31, 2014, there were 139 index constituents with a median market capitalization of $6.57 billion.

In connection with the Fund’s change in target index, the Fund will become subject to the following additional risks, which are added to the “Principal Investment Risks” section beginning on page 61:

Energy Securities Risk

The Fund will focus its investments in securities issued by, and/or have exposure to, energy companies that develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, impact the Fund’s performance. In addition, the prices of energy product securities may be affected by changes in value and dividend yield.

Materials Sector Risk

Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims, and may be adversely affected by depletion of resources, technical progress, labor relations, and governmental regulations.

Questions regarding these changes may be directed to the Funds at (800) 851-0511.

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.